Exhibit 99.1

August 3, 2015 Lender Presentation

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the fiscal year ended February 1, 2015 and those described from time to time in our other filings with the SEC, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

On July 15, 2015, HD Supply, Inc. (“HDS” or the “Company”) announced it had entered into a definitive agreement to sell its Power Solutions business unit to Anixter Inc.: Power Solutions business valued at $825M, or 10.1x LTM Q1’15 Adj. EBITDA of $82M Purchase consideration will be payable in cash at closing Use of proceeds is to redeem HDS’ 11% Senior Secured 2nd Lien Notes via make-whole call redemption upon closing of the asset sale Pro forma for the divestiture, HDS LTM Q1’15 Net Sales and Adj. EBTIDA were $7,059M and $797M, respectively The transaction is expected to close in Q3’15 Prior to the asset sale closing, HDS is also seeking to execute a new $850M Term Loan B Facility to refinance its existing Term Loan B The debt redemption and refinancing transaction will allow the Company to de-lever its balance sheet, reduce its interest burden and overall cost of capital, and extend its maturity profile Pro forma, total leverage is expected to go from 6.1x to 5.8x The Company continues to experience significant operating momentum in all its business lines and end-markets—excluding the Power Solutions business, HDS expects Q2’15 year-over-year Net Sales and Adj. EBITDA growth of 6% and 12%, respectively (using the midpoint of the guidance range) 1 Assumes make-whole call premium of 111.000 based on settlement date of 10/1/15 ($ in millions) x Sources of Funds Uses of Funds New Term Loan B $850 Refinance Existing Term Loan B $959 Net Proceeds from Asset Sale 800 Repay Existing 2nd Lien Notes 675 Cash from Balance Sheet 68 Make-whole Call Premium1 74 Estimated Fees & Expenses 10 Total Sources $1,718 Total Uses $1,718 Transaction Overview Extended Maturity with Similar Terms and Asset Sale Covenant Flexibility

Pro Forma Capitalization Overview Capitalization Coupon / Rate Maturity 5/3/2015 Adj. As Adj. Cash & Cash Equivalents $155 (68) $87 ABL Revolver ($1,500) L + 150 bps 6/28/18 $215 215 Term Loan B1 L + 300 bps 6/28/18 959 (959) -- New Term Loan B TBD 6 years -- 850 850 Senior Secured 1st Lien Notes 5.250% 12/15/21 1,250 $1,250 Total First Lien Debt $2,424 $2,315 Total Secured Debt $3,099 $2,315 Senior Notes due 2020 11.500% 7/15/20 1,000 1,000 Senior Notes due 2020 7.500% 7/15/20 1,275 1,275 Total Debt $5,374 $4,590 Market Value of Equity (as of 7/31/15) $7,142 $7,142 Total Capitalization $12,516 $11,732 Operating Statistics LTM Adj. EBITDA $879 (82) $797 Annual Cash Interest Payments 402 (76) 326 Capital Expenditures 115 115 Credit Statistics First Lien Debt / Adj. EBITDA 2.8x 2.9x Secured Debt / Adj. EBITDA 3.5x 2.9x Total Debt / Adj. EBITDA 6.1x 5.8x Net Debt / Adj. EBITDA 5.9x 5.6x Adj. EBITDA / Annual Cash Interest Payments 2.2x 2.4x (Adj. EBITDA - CapEx) / Annual Cash Interest Payments 1.9x 2.1x Senior Secured 2nd Lien Notes 11.000% 4/15/20 675 (675) -- ($ in millions) 1 Exclusive of $13M Unamortized Discount Pro Forma Metrics Improve Post Transaction

Extended Maturity with Similar Terms and Asset Sale Covenant Flexibility Term Loan B Summary Terms Borrower: HD Supply, Inc. Guarantors: Substantially all existing and future direct and indirect wholly-owned U.S. restricted subsidiaries of the Borrower (Same as existing) Security: First priority interest in substantially all assets and stock, other than the ABL Priority Collateral, and second priority interest in the ABL Priority Collateral (Same as existing) Principal Amount: $850 million Maturity: 6 years (2021) Amortization: 1.0% per annum Optional Prepayments: 101 ‘soft call’ protection for 6 months; pre-payable at par thereafter Financial Covenant: None (same as existing) Asset Sale Covenant: Ability to direct proceeds of the Asset Sale and a separate $500 million basket of non-reinvested asset sale proceeds for prepayment, repayment or repurchase of any indebtedness (other than subordinated debt)1 1 Current Term Loan B Credit Agreement allows up to $150 million of asset sale proceeds be used to de-lever in any order of seniority

Transaction Timeline Date Event August 3rd Lender Call (1:00pm ET) Dial-In Domestic: (800) 399-3872 International: (706) 679-6788 Passcode: 95771081 August 6th Commitments Due Week of August 10th Close and Fund Sun Mon Tue Wed Thu Fri Sat Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 1 5 6 7 8 9 10 11 2 3 4 5 6 7 8 12 13 14 15 16 17 18 9 10 11 12 13 14 15 19 20 21 22 23 24 25 16 17 18 19 20 21 22 26 27 28 29 30 31 23 24 25 26 27 28 29 30 31 Bank Holiday Key Date July 2015 August 2015 Targeting Close and Fund Week of August 10th

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

Company Overview (Ex. Power Solutions)

HDSUPPLY

- **$7.1 Billion** of **LTM Q1'15 Net Sales; $797 Million** of **LTM Q1'15 Adjusted EBITDA (11% of Net Sales)**
- **Leading Industrial Distributor** With **#1 Positions**[1] in **Large**, **Fragmented Markets**
- **Specialized Business Units Providing Diversity** in **Products**, **Customers**, and **Vendor** Relationships
  - **~800,000 SKUs**
  - **~500,000 Customers**
- **Scale**, **National Presence** and **Local Market Expertise Drive Competitive Advantage**
  - **~540 Locations**, **48 U.S. States** and **6 Canadian Provinces**[2]
  - Combination of **Distribution Center** and **Branch-Based** Operating Models
- **Talent** with **Deep**, **Relevant Experience Driving Speed** and **Precision**

National Footprint



United States

Net Sales by End Market[3]



Infrastructure and Other 21%
Non-Residential Construction 25%
$6.9B
Residential Construction 18%
Maintenance, Repair and Operations 36%

[1] *Management Estimates Based on Market Data and Industry Knowledge*
[2] *As of Fiscal 2014*
[3] *For 2014; Excludes Canada*

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

HDSUPPLY

9

HD Supply **Proprietary** and **Confidential**

Business Unit Overview (Ex. Power Solutions)

HD SUPPLY

($ in billions)

HD SUPPLY	LTM Q1 '15 Sales (Adj. EBITDA%)	Customer Profile	Go-to-Market Channels	Market Size[1]	Product Offering
HD SUPPLY FACILITIES MAINTENANCE *"Maintenance, Repair and Operations"*	$2.5B (20%)	▪ Maintenance Professional Fixing Problems in Apartment Units, Hotel/Motels, Healthcare and Senior Care Living Facilities, Institutions (Universities, Government Buildings), Industrial Facilities (Water Treatment Plants)	▪ DC-based Model (No Branch-based Sales) ▪ Outside and Inside Sales Representatives ▪ Catalog and Call Center Order Taking ▪ Online Ordering (~45% of Sales) – hdsupplysolutions.com	 5% Share; $51B	▪ Plumbing, HVAC, Electrical, Lighting, Conduit, Wire, Appliances, Hardware, Janitorial/cleaning, Floor and window coverings, Millwork, Tools, Safety and signage, Paint and sundries
HD SUPPLY WATERWORKS *"Infrastructure"*	$2.4B (8%)	▪ Professional Contractors Specializing in Underground Water and Wastewater System Configuration Performing Work on Behalf of Municipalities, Non-residential and Residential Builder/Developers ▪ Fire Protection Contractors	▪ Branch-based Sales (i.e. Nationally) ▪ Outside Sales Representatives ▪ Inside Sales Representatives	 21% Share; $11B	▪ Pipe, Valves, Hydrants, Fittings, Restraints, Automated Metering Systems, Backflow Devices, Fire protection Products, Storm Water Retention, Treatment Plant Service, Tools and Equipment, Wire and Conduit
HD SUPPLY CONSTRUCTION & INDUSTRIAL *"Specialty Construction"*	$1.5B (8%)	▪ Specialty Contractors Buying Product for Use in Non-residential and Residential New Construction	▪ Branch-based Sales (i.e., "Walk In" Sales, Nationally) ▪ Outside and Inside Sales Representatives ▪ Catalog Ordering ▪ Online Ordering (~1% of Sales) – whitecap.com ▪ Mobile Application (<1% of Sales) – "Speed Build"	 7% Share; $21B	▪ Fasteners and Fastening Systems, Building Materials, Tools, Jobsite Supplies, Safety, Equipment, Measuring/Marking, Hand Tools, Concrete Forming, Chemicals, Waterproofing, Pipes/Drains, and Wire

[1] *Management estimates based on Market Data and Industry Knowledge; Market Size for 2014*

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

HD SUPPLY

10

HD Supply **Proprietary** and **Confidential**

Power Solutions Divestiture Overview Simplify and Focus Business Mix to Accelerate Profitable Growth; Enhance Capital Structure with Debt Reduction Strategic Rationale Improves Ability to Profitably Grow in Excess of End Market Growth Estimates Enhances Financial Profile with Simplified Business Mix Accelerates Continued Enhancement of Capital Structure Continued Diverse Exposure to Attractive End Markets Enables Focused Deployment of Resources and Talent on Most Impactful Value Creation and Growth Activities Enables Continuous Improvement via Evolution of Talent Alignment and Functional Support Strategies Power Solutions Overview Leading provider of a diverse product and service offering serving investor owned utility, public power, construction and industrial markets Adj. EBITDA Net Sales ’10A ’11A ’12A ’13A ’14A LTM Q1 ’15 13% CAGR $49M $50 $72 $76 $79 $82M $1,462 $1,625 $1,787 $1,843 $1,913 $1,951 VPY%1 3.7% 11.1% 7.8% 5.3% 3.8% 5.9% Adj. EBITDA % 3.4% 3.1% 4.0% 4.1% 4.1% 4.2% ($ in millions) 1 Growth Rates Shown on a 52 Week Basis

LTM Q1’15 Revised Financial Performance Accretive Transaction Enhanced Profitable Growth in Excess of Market ($ in millions, expect per share amounts) LTM Q1’15 Significant Improvement of HD Supply Financial Profile Power Solutions will be Reflected as a Discontinued Operation for all Periods Beginning in Q2’15 See Appendix for Additional Disclosure ~$800M of Net Sale Proceeds Transaction Accretive The Decrease in Adjusted EPS will be Fully Recovered through a Reduction in Interest Expense from the Expected Redemption of Senior Secured 2nd Lien Notes Gross Profit Net Sales1 % Net sales Adj. EBITDA Operating Income Adj. EPS, diluted2 % Net sales % Net sales YOY Growth Net Sales Adj. EBITDA Actuals $9,009 $2,604 28.9% $879 9.8% $669 7.4% $1.41 8.0% 16.0% Revised $7,059 $2,307 32.7% $797 11.3% $617 8.7% $1.05 8.6% 16.7% Change ($1,950) ($297) +380 BPs ($82) ($52) +130 BPs ($0.36) +60 BPs +70 BPs 1 Sales Revised for Intercompany Sales 2 Q1’15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million +150 BPs

Market Estimates and Execution Targets

HD SUPPLY

(Approximate End Market Exposure[1])

Primary End Market	FY'15 End Markets: Previous View[1] *as of Jun. '15*	Revision	Current View[1] *as of Jul. '15*
Residential	Mid to High Single-digit	None	Mid to High Single-digit
Non- Residential	Mid Single-digit	None	Mid Single-digit
Water Infrastructure	Flat to Up Low Single-digit	None	Flat to Up Low Single-digit
MRO	+1% to +2%	None	+1% to +2%
HD SUPPLY	~3% to ~4%	None	~3% to ~4%

- **Reaffirm HD Supply Controllable Execution Targets:**
  - **+300 Basis Points** of **Growth Above End Market Growth Estimates[2]**
  - **1.5x – 2.0x Operating Leverage[3]**

[1] Management estimates, including 50 – 150 basis point of potential negative impact from Oil and Gas
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.

No Change to End Market Outlook or Long-term Controllable Execution Targets

HD SUPPLY

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HD Supply **Proprietary** and **Confidential**

Controllable Execution Affirm +300 Basis Points Above Market Estimate Target 1 Long-term average growth target based on management estimates and projections +200 BPs to +500 BPs +300 BPs Long-term Growth Above Market Estimate Targets1 +200 BPs to +500 BPs +200 BPs to +500 BPs (BPs Above BU End Market Estimate) Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Five Growth “Plays”

In-Focus Topics

HD SUPPLY

1 **Deflationary Environment**	▪ No Material Change in Deflationary Environment in Q1'15 ▪ Disciplined Inventory Management to Mitigate Impact of Depreciating Inventory
2 **Pricing & Op. Leverage**	▪ No Material Change in Pricing Environment in Q1'15 ▪ 1.5x to 2.0x Operating Leverage Target[1]
3 **End Markets**	▪ No Change in 2015 End Market Growth Estimate of ~3% to 4%[2] ▪ Non-Residential – Continued Momentum; Residential – Prolonged Recovery; Water Infrastructure – Sluggish; MRO – Stable
4 **Oil & Gas Impact**	▪ No Current Broad-Based Impact… Experienced Some Weakness with Select Products and Customers with Direct Oil & Gas Exposure in Q1'15
5 **Weather**	▪ ~100 Basis Points of Unfavorable Sales Impact due to Adverse Weather in Q1'15 – Waterworks: ~300 Basis Points of Unfavorable Impact in Q1'15 – Facilities Maintenance: ~70 Basis Points of Unfavorable Sales Impact in Q1'15
6 **Foreign Exchange**	▪ 1% Canadian Exposure[3] ▪ 20 Basis Points of Negative Currency Impact in Q1'15
7 **Capital Structure**	▪ Oct. 2016 Call Dates for $2,275M of 7.5% ($1,275M) and 11.5% ($1,000M) Senior Unsecured Notes ▪ Continuously Evaluate Opportunities to Enhance Capital Structure

[1] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth
[2] Market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs
[3] Based on percentage of overall Net Sales

Focused on Controllable Execution

HD SUPPLY

15

HD Supply Proprietary and Confidential

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

Historical Financial Performance (Ex. Power Solutions)

HD SUPPLY

($ in millions)



Adj. EBITDA
('10 - '14)
26% CAGR
$306M
$396
$553
$658
$775M
+$469M

	'10A	'11A	'12A	'13A	'14A	V '10
Net Sales	$4,605	$5,038	$5,861	$6,387	$6,970	$2,365
VPY%[1]	*n/a*	*9.4%*	*14.2%*	*11.0%*	*9.1%*	
Gross Margin $	$1,450	$1,603	$1,881	$2,080	$2,264	$814
Gross Margin %	31.5%	31.8%	32.1%	32.6%	32.5%	*+100 BPs*
Adj. EBITDA Margin %	6.6%	7.9%	9.4%	10.3%	11.1%	*+450 BPs*
Free Cash Flow[2]	$658	$94	$351	$431	$679	$21
Cash Interest	$363	$356	$621	$527	$456	$93
Including Power Solutions						
Net Sales	$6,065	$6,661	$7,647	$8,228	$8,882	$2,817
Adj. EBITDA	$355	$447	$624	$734	$854	$499
Adj. EBITDA Margin %	5.9%	6.7%	8.2%	8.9%	9.6%	*+370 BPs*

[1] FY'12 contained a 53rd week of operations, which accounted for an incremental $107M in Sales; Growth rates presented on a 52-Week Basis
[2] Unlevered Pre-Tax Free Cash Flow Less Capital Expenditures (Net of PP&E Sales Proceeds) and Other Non-Operating Cash Payments; Not Restated

- **26% Adj. EBITDA CAGR from '10 to '14** Driven by **100 BPs of Gross Margin Expansion** from **Category Management** and **Other Accretive Initiatives**
- **Invest in Growth**… Execute Five (5) Growth Plays
  - Sell More to Existing Customers (i.e., Share of Wallet)
  - Introduce New Products and Services
  - Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility)
  - Acquire New Customers
  - Enter New Geographies (i.e., Open New Locations)
- Deliver **Operating Leverage**… Execute Category Management, Save as We Grow, Focus Resources on Highest Impact Growth Activities
- **Generate Cash**… Accelerate Debt Reduction
- Enhance **Business Mix** and **Evolve as a Public Company**

Strong Historical Adj. EBITDA Growth

HD SUPPLY

17

HD Supply **Proprietary** and **Confidential**

Q1’15 $635M $122M 2.3x Q1’14 $604M $109M VPY +5% +12% Q1’15 Segment Performance (Ex. Power Solutions) Adj. EBITDA Operating Leverage1 Net Sales ($ in millions) Broad-Based Strength 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year $570M $45M 2.9x $551M $41M +3% VPY +10% Q1’15 Q1’14 $388M $32M 3.6x $344M VPY +13% +45% $22M Q1’15 Q1’14

+15% +9% +8% +5% Consistent with Previous Q2’15 Outlook Adjusted for Expected Power Solutions Sale $2,021M $1,966M $224M $1,880M $257M $245M VPY Q2’14 Q2’15 Q2’14 Q2’15 Q2’15 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q2’15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 201 million Note: “VPY” denotes Versus Prior Year $0.56 $0.50 VPY ($ in millions, except per share amounts) $0.35 . . . . Q2’14 +60% +43% Midpoint $1,994M +6% $251M +12% $0.53 +51% Q2’15 Guidance (Ex. Power Solutions)

Investment Themes Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance #1 Positions with ~8% Share in Estimated ~$80 Billion Fragmented Market MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

Appendix

FY’15 YTD Results Adjusted for Power Solutions ($ in millions, except per share amounts) Net Sales Cost of sales Gross Profit Gross margin Operating expenses: Selling, general and administrative Depreciation and amortization Total operating expenses Operating Income Interest expense Income from Continuing Operations Before Provision (Benefit) for Income Taxes Provision (benefit) for income taxes Income from Continuing Operations Income from discontinued operations, net of tax Net Income Adjusted EBITDA Adjusted net income Diluted shares outstanding Adjusted net income per diluted share 2,221 1,572 649 29.2% 447 35 482 167 106 61 (181) 242 - 242 208 66 200.7 0.33 $ $ $ $ $ AS REPORTED Q1-15 REVISION FOR POWER SOLUTIONS (499) (424) (75) 410 bps (56) (7) (63) (12) - (12) (2) (10) 10 - (20) (16) - (0.08) $ $ $ $ Q1-15 1,722 1,148 574 33.3% 391 28 419 155 106 49 (183) 232 10 242 188 50 200.7 0.25 $ $ $ $ $ REVISED Q1-15

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA and Net Income to Adjusted Net Income ($ in millions, except per share amounts) 1 During the first quarter of fiscal 2015, the company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements. AS REPORTED REVISION FOR POWER SOLUTIONS REVISED Q1-15 Q1-15 Q1-15 Net income 242 $ - $ 242 $ Less Income from discontinued operations, net of tax - 10 10 Income (loss) from continuing operations 242 (10) 232 Interest expense 106 - 106 Provision (benefit) for income taxes1 (181) (2) (183) Depreciation & Amortization 36 (7) 29 Restructuring - - - Stock-based compensation 5 - 5 Other - (1) (1) Adjusted EBITDA 208 $ (20) $ 188 $ Net income 242 $ - $ 242 $ Less Income from discontinued operations, net of tax - 10 10 Income from continuing operations 242 (10) 232 Provision (benefit) for income taxes1 (181) (2) (183) Cash income taxes (3) - (3) Amortization of acquisition-related intangible assets (other than software) 8 (4) 4 Adjusted net income 66 $ (16) $ 50 $

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA and Net Income to Adjusted Net Income

HD SUPPLY

($ in millions, except per share amounts)

	AS REPORTED					REVISION FOR POWER SOLUTIONS					REVISED				
	Q2-14	Q3-14	Q4-14	Q1-15	LTM	Q2-14	Q3-14	Q4-14	Q1-15	LTM	Q2-14	Q3-14	Q4-14	Q1-15	LTM
Net income (loss)	$ 48	$ 60	$ (93)	$ 242	$ 257	$ -	$ -	$ -	$ -	$ -	$ 48	$ 60	$ (93)	$ 242	$ 257
Less Income (loss) from discontinued operations, net of tax	6	6	3	-	15	11	14	6	10	41	17	20	9	10	56
Income (loss) from continuing operations	42	54	(96)	242	242	(11)	(14)	(6)	(10)	(41)	31	40	(102)	232	201
Interest expense	116	115	114	106	451	-	-	1	-	1	116	115	115	106	452
Provision (benefit) for income taxes	19	30	6	(181)	(126)	(3)	(2)	(5)	(2)	(12)	16	28	1	(183)	(138)
Depreciation & Amortization	62	54	37	36	189	(7)	(6)	(7)	(7)	(27)	55	48	30	29	162
Restructuring	4	-	-	-	4	(1)	-	-	-	(1)	3	-	-	-	3
Stock-based compensation	4	3	5	5	17	-	-	-	-	-	4	3	5	5	17
Loss on extinguishment & modification of debt	-	-	106	-	106	-	-	-	-	-	-	-	106	-	106
Costs related to Holdings' public offerings	-	1	-	-	1	-	-	-	-	-	-	1	-	-	1
Other	(1)	(4)	-	-	(5)	-	(1)	-	(1)	(2)	(1)	(5)	-	(1)	(7)
Adjusted EBITDA	$ 246	$ 253	$ 172	$ 208	$ 879	$ (22)	$ (23)	$ (17)	$ (20)	$ (82)	$ 224	$ 230	$ 155	$ 188	$ 797

	AS REPORTED					REVISION FOR POWER SOLUTIONS					REVISED				
	Q2-14	Q3-14	Q4-14	Q1-15	LTM	Q2-14	Q3-14	Q4-14	Q1-15	LTM	Q2-14	Q3-14	Q4-14	Q1-15	LTM
Net income (loss)	$ 48	$ 60	$ (93)	$ 242	$ 257	$ -	$ -	$ -	$ -	$ -	$ 48	$ 60	$ (93)	$ 242	$ 257
Less Income (loss) from discontinued operations, net of tax	6	6	3	-	15	11	14	6	10	41	17	20	9	10	56
Income (loss) from continuing operations	42	54	(96)	242	242	(11)	(14)	(6)	(10)	(41)	31	40	(102)	232	201
Provision (benefit) for income taxes	19	30	6	(181)	(126)	(3)	(2)	(5)	(2)	(12)	16	28	1	(183)	(138)
Cash income taxes[1]	(6)	(3)	(2)	(3)	(14)	-	-	-	-	-	(6)	(3)	(2)	(3)	(14)
Amortization of acquisition-related intangible assets (other than software)	32	26	9	8	75	(5)	(5)	(5)	(4)	(19)	27	21	4	4	56
Loss on extinguishment & modification of debt	-	-	106	-	106	-	-	-	-	-	-	-	106	-	106
Restructuring	4	-	-	-	4	(1)	-	-	-	(1)	3	-	-	-	3
Costs related to Holdings' public offerings	-	1	-	-	1	-	-	-	-	-	-	1	-	-	1
Other	-	(5)	-	-	(5)	-	-	-	-	-	-	(5)	-	-	(5)
Adjusted net income	$ 91	$ 103	$ 23	$ 66	$ 283	$ (20)	$ (21)	$ (16)	$ (16)	$ (73)	$ 71	$ 82	$ 7	$ 50	$ 210

[1] *Cash income taxes paid in third quarter 2014 exclude a $27 million payment for the settlement of the IRS's audit of the Company's U.S. federal income Tax returns filed for the tax years ended February 3, 2008 and February 1, 2009.*

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24

HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA, Revised for Power Solutions

HD SUPPLY

($ in millions)

	Fiscal year ended				
	January 30, 2011	January 29, 2012	February 3, 2013	February 2, 2014	February 1, 2015
Net income (loss)	$ (619)	$ (543)	$ (1,179)	$ (218)	**$ 3**
Less income (loss) from discontinued operations, net of tax	31	64	(34)	34	**45**
Income (loss) from continuing operations	(650)	(607)	(1,145)	(252)	**(42)**
Interest expense, net	623	639	658	528	**462**
Provision for income taxes	20	67	26	44	**42**
Depreciation and amortization[1]	284	274	284	207	**186**
Loss on extinguishment & modification of debt[2]	5	-	709	87	**108**
Restructuring charges[3]	8	-	-	6	**6**
Stock-based compensation	17	20	16	16	**17**
Management fee & related expenses paid to Equity Sponsors[4]	5	5	5	2	**-**
Costs related to public offerings[5]	-	-	-	20	**2**
Other	(6)	(2)	-	-	**(6)**
Adjusted EBITDA	$ 306	$ 396	$ 553	$ 658	**$ 775**

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
[2] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[3] Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location..
[4] The Company entered into consulting agreements with the Equity Sponsors whereby the Company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with Holdings' initial public offering in the second quarter of fiscal 2013.
[5] Represents the costs expensed in connection with the Company's public offerings. All of the shares of common stock sold in fiscal 2014 public offerings were sold by certain of the Company's stockholders. The Company did not receive any of the proceeds from the sale of such shares. Amount in fiscal 2013 represents the costs expensed in connection with the Company's initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements. See" Note 2, Public Offerings," in the Notes to the Consolidated Financial Statements within Item 8. Financial Statements and Supplementary Data of our annual report on Form 10-K, for the fiscal year ended February 1, 2015

HD SUPPLY
25
HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA, Not Revised for Power Solutions

HD SUPPLY

($ in millions)

	Fiscal year ended				
	January 30, 2011	January 29, 2012	February 3, 2013	February 2, 2014	**February 1, 2015**
Net income (loss)	$ (619)	$ (543)	$ (1,179)	$ (218)	**$ 3**
Less income (loss) from discontinued operations, net of tax	15	46	(68)	3	**7**
Income (loss) from continuing operations	(634)	(589)	(1,111)	(221)	**(4)**
Interest expense, net	623	639	658	528	**461**
Provision for income taxes	28	75	39	58	**56**
Depreciation and amortization[1]	308	298	309	232	**212**
Loss on extinguishment & modification of debt[2]	5	-	709	87	**108**
Restructuring charges[3]	8	-	-	12	**7**
Stock-based compensation	17	20	16	16	**17**
Management fee & related expenses paid to Equity Sponsors[4]	5	5	5	2	**-**
Costs related to public offerings[5]	-	-	-	20	**2**
Other	(5)	(1)	(1)	-	**(5)**
Adjusted EBITDA	$ 355	$ 447	$ 624	$ 734	**$ 854**

[1] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
[2] Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[3] Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location. In addition, the fiscal 2013 charges include $3 million of inventory liquidation charges recorded within Cost of sales in the Consolidated Statements of Operations.
[4] The Company entered into consulting agreements with the Equity Sponsors whereby the Company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with Holdings' initial public offering in the second quarter of fiscal 2013.
[5] Represents the costs expensed in connection with the Company's public offerings. All of the shares of common stock sold in fiscal 2014 public offerings were sold by certain of the Company's stockholders. The Company did not receive any of the proceeds from the sale of such shares. Amount in fiscal 2013 represents the costs expensed in connection with the Company's initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements. See" Note 2, Public Offerings," in the Notes to the Consolidated Financial Statements within Item 8. Financial Statements and Supplementary Data of our annual report on Form 10-K, for the fiscal year ended February 1, 2015

HD SUPPLY
26
HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Cash Flow from Operating Activities to Free Cash Flow

HD SUPPLY

($ in millions)

	Fiscal year ended				
	January 30, 2011	January 29, 2012	February 3, 2013	February 2, 2014	February 1, 2015
Cash flow from operating activities	$ 551	$ (165)	$ (681)	$ (367)	$ 295
Cash interest paid	363	356	621	527	456
Payment of PIK interest & discounts upon extinguishment of debt	-	-	502	364	1
Cash paid (refunds received) for income taxes[1]	(216)	5	1	8	39
Capital expenditures	(49)	(115)	(115)	(131)	(119)
Proceeds from sales of property and equipment	4	4	17	8	5
Management fee & related expenses paid to Equity Sponsors[2]	5	5	5	2	-
Costs related to public offerings[3]	-	-	-	20	2
Other	-	4	1	-	-
Free Cash Flow	**$ 658**	**$ 94**	**$ 351**	**$ 431**	**$ 679**

[1] *Cash paid for income taxes in fiscal 2014, excludes a $27 million payment for the settlement of the IRS's audit of the Company's U.S. federal income tax returns filed for the tax years ended on February 3, 2008 and February 1, 2009.*
[2] *The Company entered into consulting agreements with the Equity Sponsors whereby the Company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with Holdings' initial public offering in the second quarter of fiscal 2013.*
[3] *Represents the costs expensed in connection with the Company's public offerings. All of the shares of common stock sold in fiscal 2014 public offerings were sold by certain of the Company's stockholders. The Company did not receive any of the proceeds from the sale of such shares. Amount in fiscal 2013 represents the costs expensed in connection with the Company's initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements. See" Note 2, Public Offerings," in the Notes to the Consolidated Financial Statements within Item 8. Financial Statements and Supplementary Data of our annual report on Form 10-K, for the fiscal year ended February 1, 2015*

HD SUPPLY
27
HD Supply **Proprietary** and **Confidential**